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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 28, 1998

                             UNICCO SERVICE COMPANY

               (Exact Name of Registrant as Specified in Charter)


Massachusetts                       333-42407                04-2872501

(State of Other Jurisdiction        (Commission File         (IRS Employer
Incorporation)                      Number)                  Identification No.)


                        4 Copley Place, Boston, MA 02116
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (617) 859-9100

                                 Not applicable

          (Former Name or Former Address, if changed since Last Report)



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Item 2.   Acquisition or Disposition of Assets.

          Effective as of 12:01 a.m. on December 28, 1998, pursuant to the Stock Purchase Agreement (the "Agreement") dated October 26, 1998 by and among UNICCO Service Company ("UNICCO"), its wholly owned subsidiary, USC, Inc. ("USC"), and Argenbright Security, Inc. ("Argenbright"), Argenbright consummated the purchase of all of the outstanding capital stock of UNICCO Security Services, Inc. (the "Company"), formerly a wholly owned subsidiary of USC, for $12,000,000 in cash. The Company performs outsourced security services. The purchase price for the Company was the result of arm's length negotiations among the parties. The Agreement was filed as an Exhibit to the Registrant's Current Report on Form 8-K dated November 2, 1998.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Not applicable.

          (b)  Pro Forma Financial Information.
                    The Unaudited Pro Forma Condensed Consolidated Balance Sheet of UNICCO as of September 27, 1998 is attached hereto. The Company's operations were presented as discontinued operations in UNICCO's Form 10-K for the year ended June 30, 1998 and Form 10-Q for the quarterly period ended September 27, 1998. Accordingly, the pro forma condensed income statement required by Article 11 of Regulation S-X is not included in this Report, as the relevant information has already been presented in the above-mentioned filings.

          (c)  Exhibits.

               10.1 Stock Purchase Agreement by and between Argenbright
                    Security, Inc., UNICCO Security Services, Inc., USC, Inc. and UNICCO Service Company dated October 26, 1998 (filed as
                    Exhibit 10.1 to the Registrant's Current Report on Form 8-K dated November 2, 1998, Commission File No. 333-42407, and incorporated herein by reference).

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         UNICCO Service Company
                                         (Registrant)


                                         By:    /s/ George A. Keches
                                                ------------------------------
                                         Name:  George A. Keches
                                         Title: Chief Financial Officer



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                             UNICCO SERVICE COMPANY
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET


The unaudited pro forma condensed consolidated balance sheet as of September 27, 1998 (the "Pro Forma Balance Sheet") on the following page has been derived by the application of pro forma adjustments to the historical financial statements of UNICCO Service Company (the "Company"). The Pro Forma Balance Sheet gives effect to the Company's sale (the "Sale") of the capital stock of its indirectly wholly owned subsidiary, UNICCO Security Services, Inc. ("Security"), as if it occurred on September 27, 1998.

The Pro Forma Balance Sheet does not purport to represent what the Company's financial position would have actually been had the Sale in fact occurred on such date. The Pro Forma Balance Sheet should be read in conjunction with the historical financial statements of the Company, including the notes thereto, included in the Company's reports filed with the Securities and Exchange Commission.





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


                                                                        As of September 27, 1998
                                                                              (In thousands)
                                                                  -------------------------------------------
                                                                    Actual       Adjustments        Pro Forma

CASH AND CASH EQUIVALENTS                                         $  3,196      $12,000 (a)        $ 15,196
ACCOUNTS RECEIVABLE, LESS RESERVE OF $2,215                         52,869                           52,869
UNBILLED RECEIVABLES                                                28,593                           28,593
OTHER CURRENT ASSETS                                                 2,282                            2,282
                                                                  --------                         --------

TOTAL CURRENT ASSETS                                                86,940                           98,940
                                                                  --------                         --------

PROPERTY AND EQUIPMENT, AT COST                                     15,673                           15,673
LESS-ACCUMULATED DEPRECIATION AND AMORTIZATION                     (10,083)                         (10,083)
                                                                  --------                         --------
                                                                     5,590                            5,590
                                                                  --------                         --------
NOTES RECEIVABLE AND ACCRUED INTEREST FROM OFFICERS                    475                              475
INTANGIBLE ASSETS, NET OF AMORTIZATION                              46,656                           46,656
OTHER ASSETS, NET                                                    6,343                            6,343
NET ASSETS OF DISCONTINUED OPERATIONS                                7,204       (7,204)(a)               0
                                                                  --------                         --------
                                                                    60,678                           53,474
                                                                  --------                         --------
                                                                   153,208                          158,004
                                                                  ========                         ========

CASH OVERDRAFT                                                       1,479                            1,479
ACCOUNTS PAYABLE                                                     4,942                            4,942
ACCRUED PAYROLL AND PAYROLL-RELATED EXPENSES                        15,595                           15,595
DEFERRED INCOME TAXES                                                2,628                            2,628
OTHER ACCRUED EXPENSES                                               8,208          812 (b)           9,020
                                                                  --------                         --------
                                                                    32,852                           33,664
                                                                  --------                         --------
LONG-TERM DEBT, LESS CURRENT PORTION                               109,556                          109,556
OTHER LONG-TERM LIABILITIES                                            298                              298
                                                                  --------                         --------
                                                                   109,854                          109,854
                                                                  --------                         --------
COMMON SHARES                                                          378                              378
RETAINED EARNINGS                                                   10,870        4,796 (a)          14,854
                                                                                   (812)(b)
ACCUMULATED OTHER COMPREHENSIVE INCOME                                 (84)                             (84)
                                                                  --------                         --------
                                                                    11,164                           15,148
TREASURY SHARES AT COST                                               (502)                            (502)
NOTES RECEIVABLE FROM STOCK SALES                                     (160)                            (160)
                                                                  --------                         --------

TOTAL SHAREHOLDERS' EQUITY                                          10,502                           14,486
                                                                  --------                         --------
                                                                  $153,208                         $158,004
                                                                  ========                         ========


NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

     (a)  Reflects sale of Security, net of tax, as of September 27, 1998

     (b)  Reflects expenses associated with sale of Security